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                                                                   Exhibit 10.49

                             NOVELLUS SYSTEMS, INC.
                 ENGLISH SUMMARY OF EXHIBIT WRITTEN IN JAPANESE

                                Yokkaichi Office

1.     Document type:  lease

2.     Name of tenant--
       Novellus Systems Japan

3.     Name of landlords --
       Tatsunaga Kogawa

4.     Location of property --
       9-12 Nishihamada, Yokkaichi-shi
       Mie 510
       Japan

5.     Date lease was entered into --
       Contract period -- From March 1, 1996 to February 29, 1998

6.     Effective Period:  From March 1, 1996 to February 29, 1998

7.     Rental Fee:    JPY 115,000

8.     Security Deposit:  JPY 250,000

9.     Square Footage (Area):  523 square feet
                                = 48.57 square meters